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                                                                    EXHIBIT 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-70628, 33-75184, 333-28135, and
         333-42424) of Calton, Inc. of our report dated January 19, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                                        /s/PricewaterhouseCoopers LLP

         Tampa, Florida
         February 22, 2002